SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 21, 1999

                                  NAC Re Corp.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                      0-13891                  13-3297840
----------------------------          ------------           -------------------
(STATE OR OTHER JURISDICTION          (COMMISSION             (I.R.S. EMPLOYER
     OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)


             One Greenwich Plaza, CT                             06836-2568
     ----------------------------------------                    ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


        Registrant's telephone number, including area code (203) 622-5200


                                 Not Applicable
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Item 5.   Other Events.

     The registrant's press release, dated May 21, 1999, announcing the redemption of its 5 1/4% Convertible Subordinated Debentures due December 15, 2002, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

          (c) The following exhibits are filed with this report:


EXHIBIT NUMBER                                  DESCRIPTION
--------------                                  -----------

     99.1                   Press Release of the registrant, dated May 21, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NAC RE CORP.


                                By:  /s/ Richard H. Miller
                                     -------------------------------------------
                                     Name: Richard H. Miller
                                     Title:  Chief Financial Officer & Treasurer


Dated:  May 25, 1999

                                  EXHIBIT INDEX


EXHIBIT NUMBER                                  DESCRIPTION
--------------                                  -----------

     99.1                   Press Release of the registrant, dated May 21, 1999.